Exhibit 3.2

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

This Certificate of Amendment to Certificate of Limited Partnership of MEWBOURNE ENERGY PARTNERS 07-A, L.P. (the “Partnership”) is being executed and filed by the undersigned general partner under the Delaware Revised Uniform Limited Partnership Act.

ARTICLE ONE

The name of the Partnership is MEWBOURNE ENERGY PARTNERS 07-A, L.P.

ARTICLE TWO

Article Four of the Certificate of Limited Partnership of the Partnership is hereby amended in it entirety to read as follows:

The name and business address of the managing general partner of the Partnership are Mewbourne Development Corporation, 3901 S. Broadway, Tyler, Texas 75701. The names of the investor general partners admitted to the Partnership are set forth on Exhibit A hereto. The business address of the investor general partners is 3901 S. Broadway, Tyler, Texas 75701.

IN WITNESS WHEREOF, the undersigned, the managing general partner of the Partnership and the attorney-in-fact for each of the investor general partners set forth on Exhibit A, by and through a duly authorized officer thereof, has executed this Certificate of Amendment to Certificate of Limited Partnership on this 13th day of August, 2007.

MEWBOURNE DEVELOPMENT CORPORATION, acting for itself and as attorney-in-fact for each of the investor general partners as set forth on Exhibit A

By:	/s/ J. Roe Buckley
J. Roe Buckley, Chief Financial Officer

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
ALVIN M ABE	LINDA M KRUENEGEL REV LIV TRST

COLBERT Y ABE	MIN-HUI KU

TODD J & LISA J ABEL	ROBERT L KUBAN TRUST

RJCHARD M ABERNATHY	DOUGLAS & COLLETTE KUBOTA

HELEN B ABRAHAM	DELRAY G KUMM

ERNEST M & PATRICIA M ADAIR	LAWRENCE C KUMM

MARK ADOLPHUS FAMILY TRUST	LLYNN & TONJA KUNTZ

GLENN S & PAMALA J AGNEW	NEIL A KURTZMAN

JOHN P AHLERS	ANITA KUSS

SUSAN AINSLIE	VALTON L & LYNDA L KUYKENDALL

DEBRA L ALBAIR TRUST	KUZMA REVOCABLE LIVING TRUST

JOHN W ALDEN	THOMAS J KUZMA

DONNA ALEXANDER REV TRUST	ERIC KVICK

ROBERT W ALFINI TRUST	NICHOLAS L LA FONTAINE

LLOYD B ALFORD	TIMOTHY R & ANN K LABEAU

JAMES W ALLEN	MICHAEL J LABORDE

LEROY ALLEN	JOAN M LACAVA

JIM L & PAMELA S AMES	DATHEL LACKEY TRUST

LISA AMMONS	LACKEY PRIVATE ANNIUTY TRUST

WANDA L ANDERECK REV LIV TRUST	THOMAS M & MICHELLE LADD

ANDERSEN LIVING TRUST	CAROL L LADY TRUST

BRENT C ANDERSON	LAGOYDA REVOCABLE TRUST

BRYAN K & ELIZABETH A ANDERSON	RAM & SITA LALCHANDANI REV TST

CAMERON & LINDA J ANDERSON	CATHERINE M LALEMAN

DAVID R & LORELIE L ANDERSON	GARY & JILLIAN E LALLENSACK

GORDON E & SHIRLEY A ANDERSON	TONY LAM REV LIVING TRUST

MCGRADY & DELMA J ANDERSON	BOB LAMB

ANDERSON LIVING TRUST	JANE LAMPRECHT REV TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
RICHARD S & WANDA J ANTHONY	LANDIS REVOCABLE LIVING TRUST

GEORGE E JR & LISA C ANTON	JOHN E LANDWEHR LIVING TRUST

FREDERICK R APPLETON	LISA G LANE

NELLANETTE ARAKI	J MARCUS LANEY

CHRISTINE ARMSTEAD	ERIC A LANGE

THE I990 ARNERICH FAMILY TRUST	LANGE FAMILY TRUST

LEO & EILEEN ARNOLD	KENNETH LANGLEY

JOHN R ARRIETA	LUCILE LANSING

JAMES E ARRINGTON JR	JERROLD V & JOYCE F LARSON

MARY ASKENAZI	CRUZ & PAM LATHAM REV TRUST

JON KEVIN & COLLEEN W ATWOOD	LAUBER FAMILY 1988 TRUST

HUBERT C JR & ALICIA L AUCOIN	PATRICK D LAUGHRAN

AVERY-SIDES FAMILY TRUST	WILLIAM M LAWSON

RODNEY ROBERT AYER TRUST	DANIEL F LAYMAN JR

CYNTHIA L AYERS LIVING TRUST	JOHN R & MARY N LAYTON

JAMES A BABCOCK	DIANE E LEAKE

BETTY C BACSKAY	DAVID JR & SANDRA L LEAL

LYNlA BAILEY	ANDREW M LEBBY

PATRICIA P BAILEY	CHARLOTTE LEE

ROBERT BAIR	DONALD J & JOY E LEE REV TRUST

GERARD R & JILL A BAKER	FRANCIS G H & JENNY E-PING LEE

JACK L BAKER	RODNEY KUM FAI LEE REV TRUST

KENNETH E BAKER	WENDELL K LEE

ROBIN G BALES	ROSS & SHIRLEY LEEPER TRUST

GENE BALL	REBECCA C LEIBMAN

ALBERT D BALLANCE	G TRAVIS LEISSNER JR

ROBERT T BALLANCE	EDWARD LEMELIN

HOWARD BALM TRUST	WILLIAM & AMY LEONARD

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
DEV & RENATE BANERJEE	JOHN W JR & ANN A LEREW

CHARLES BARBAGLIA TRUST	ERNEST E & ELIZABETH J LESTER

DEBBIE J BARBER	GEORGE H & JERI A LEVESQUE

PATRICIA JEANE DONAHOE-BARGER	LEVIN FAMILY TRUST

BAR-L COMPANY LLC	DAN EVANS LEWIS TRUST

PAUL R & SUSAN K BARLOCK	DENNIS W LEWIS

RICHARD R BARON	DIANE LEWIS

BRUCE M & EIKO H BARRETT TRUST	KEVIN M LEWIS TRUST

JOHN ANDREW BARRETT	TODD & TINA LIBERTO

JAMES S JR & TINA L BARRINGTON	DR VICTOR LICHTENBERG

JAMES J BARRY	GENE W LIERMANN REV TRUST

BRADLEY WAYNE BARTEL	RONALD P LIEWER

MARK & BETSY BASS	JEFFREY A LIGGETT

DAVID GEORGE BASSITT	LIM FAMILY TRUST

DAVID G BASSITT REV TRUST	CHRISTOPHER D & MELISSA K LIND

SHERYL A BATEMAN	RlCHARD D LIND REV LIVING TRST

P LEE BATES	MELINDA LINDBERG

KENNETH A & GAIL A BATTERBEE	STEPHEN E LINDEMANN TRUST

CHARLES H & LOLA E BATTLE	MATTHEW T & LESLIE M LINDNER

G FRANK BAUGHMAN	JAMES DARRYL LINDSEY

PETER & MARGARET BAUMANN	JAMES & MARIE LINTON

PETER BAXTER	MARILYN J LINTON LIVING TRUST

BAYLESS FAMILY TRUST	EDWARD G & REBECCA A LIPPITT

KENTON L BEAL	RAYMOND F LIPPITT

ELLEN J BEALS	ROSEMARIE LIPPMAN FAMILY TRUST

DONALD J BEARY	JOHN PHILLIP LITTLE

ROBERT A BEASLEY	LESLIE M LITTON

TERRY L & ANNELLE R BECK	BARBARA A LOCK TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
BECKMANN REVOCABLE LIVING TRUST	KATHY LOERA TRUST

EDWARDO & COLETTE BEDOYA TRUST	MARCIA J LOESING REV LIV TRUST

TED & ELLA BEELER REV TRUST	DENNIS & SHIRLEY LONG

JOHN A & BARBARA K BEILFUSS	JOSEPH C LONG

WALTER J BELANGER TRUST	PATRICIA A LONGENECKER

DUANE H BENNE REVOCABLE TRUST	VERA LOPEZ REVOCABLE TRUST

JAMES & WANDA BENNETT	ANTHONY P LOPRIORE

JOHN C BENNISON	PATRICIA MCGRATH LOTT TRUST

NORMAN W & NIKKI L BENSON TRST	LORRAINE J LOUDER TRUST

PAUL H BENSON	CARMEL F LUCIBELLO

BENSON FAMILY TRUST	THOMAS LUKE

CHARLES F & GLORIA BENZIE TRST	RONALD D LUTES REV TRUST

ROGER & MARY BERCHTOLD FAM TRS	DONALD LUTZ REVOCABLE TRUST

THEODORE J & ANITA G BERGSTROM	JOHN J & GENEVIEVE C LYNCH

ELIZABETH BERMAN	LYNCH FAMILY TRUST

ROBERT BERNSTEIN	LEONARD LYNCH

J TASHOF BERNTON	KATHLEEN LYSAUGHT

DONNA BERRY	MICHAEL M MACAULAY

JANE E BEST REV LIV TRUST	EDWARD W MACKIN SR

DAVID W & THERESE A BEWLEY	JAMES R & PAULINE C MACKINNON

ALVIN J BIAGAS JR	ROXANN MAERCKLEIN

DAVID J BIANCO	DAVID N & ALISON MAIDER

TOM & JUDITH BICK	PHIL & DEBORAH MAIESE

JOHN BICKERMAN	JENNIFER K MAII

LEONARD & CORINNE BICKMAN TRST	DONNA T & DAVID L MAJCEN JR

JOHN P BIESTEK TRUST	MICHAEL S MAKIYA

ELIZABETH M BIESTEK TRUST	STEVEN & LEANN MALECHA

JEFFREY D & PATRICIA BILLINGS	W1LLIAM P MALEY

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
BINDLER LIVING TRUST	MICHAEL S MANDERSON

RAYMOND C & JULIE R BISBEE	STANLEY MARCUS

JAMES M BISSING	ANITA B MARKWARDT

JOHN & JENNIFER KARA BLANCHARD	PATRICK & NATHALIE MARQUIS

BLAND LIVING TRUST	MARGERY M MARSHALL TRUST

VINCE BLOM	BEVERLY L MARTIN

JAMES R BLUM	W1LLIAM F & VIRGINIA A MARTIN

ROBERT J BOATWRIGHT	MICHAEL T & ROSEMARY B MASON

LINDA BOBO	DOUGLAS MASSINGILL

GERALD K BODAMER TRUST	ANDREW W MATHEWS

THOMAS C BODE	DAVID MATHIES

THOMAS W BODENSTEINER	HENRY G MATTHY

BRENT G & KRISTIE L BOEHRINGER	MAU LIVING TRUST DTD 4/11/97

MARK F BOHN	EVERETT J & SANDRA R MAY TRUST

KEVIN J & BEVERLY E BOHRER	JOHN D MAYBEE

MICKEY O BOLES	GLENN MAYER

PASQUALE & MARY ANN BOMBINO	KENNETH C & JUDITH A MAYNARD

CYNTHIA MARIE BOND TRUST	SUSAN MAZUR

THEODORE R & LINDA D BONGARTZ	GARY W MAZUREK

JEROME & SANDRA BONVIE	ANTHONY J MAZZARINI JR

NOEL C BORCK	PATRICK E & LISA A MCALEENAN

CLAIRE E BORK	ANNE O MCALISTER

RICHARD W BORK	GREG & MEREDITH MCALISTER

WALTER A BORK	WILLIAM L MCARDLE

JAMES W & ELAINE M BORLAND	WENDY W MCARTOR

TERRY R BORN	EDWIN T MCCAIN

ROBERT & PATTI BOSSI REV TRUST	ANNE K MCCALL SEP PROP TRUST

DWIGHT L BOSTIC	PATRICIA A MCCAREY REV TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
SHELLEY M & KATHY C BOWLES	THOMAS E MCCLANAHAN

SHARYN BOWLING TRUST	MARK A & SUSAN K MCCLURE

KATHY L BOWMAN REV TRUST	THOMAS H MCCONNELL

CHARLES B BOYD	WM MICHAEL MCCULLOUGH JR TRUST

LARRY & LISA BOYD	DONALD R & DONNA J MCCURDY

KENNETH A & JEANETTE BRADLEY	MARK & PAM MCCURLEY

GARY J BRAMER	THOMAS E & SUZANNE L MCDANIEL

BRAMMER FAMILY TRUST	BEN MCDONALD LIVING TRUST

DONNA K W BRANCH	JOHN & MAURA MCDONALD

KAY BRASINGTON	PATRICIA MCDONALD

RAYMOND J & MARJORIE D BRCKA	GLORIA J MCELWEE

LYNN BREINDEL	DONALD E & PATRICIA MCFARLAND

BRICK DISTRIBUTORS LLC	FREDDY E MCFARREN

DENISE M BRILL	DAVID MCGEHEE

CHRIS BRINSER	MCGLAUGHLIN REV LIV TRUST

BUFORD L BROCK TRUST	WILLIAM D & LINDA A MCGREGOR

WARREN J BROLL	CARROL A MCILROY

JAMES G BROOKS	JERRY D MCINTIRE

KEITH D & NANCY B BROOKS	RICHARD & JEAN MCINTOSH

ROBERT S BROOKS	MCINTOSH FAMILY TRUST-2005

WALKER M & CHRISTI D BROOKS	MCKEE FAMILY TRUST

CARLTON N BROWN	JENNIE MCKINNEY

BROWN FAMILY LIVING TRUST	DONALD & IRENE MCMAHON

JAMES KEVIN BROWN	JASON & MELINDA MCNAMARA

JOHN D BROWN	BARRY F & MELISSA C MCNEIL

PAUL & AMANDA BROWN	MCPHETERS FAMILY TRUST

R RAY BROWN	JAMES & SHARON MEAD TRUST

RICHARD L & DORIS A BROWN	SCOTT & PATRICIA MEDEN

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
WILLIAM & CAROL BROWN	ROBERT & JANET MEGRAW FAM TRST

CHARLES & SUSAN BROWNING RLT	ERIC H MELENBRINK

MATTHEW & HEATHER BRUENING	STEPHEN & ANDREA MELLER

EDWIN C BRUMMELS	STEVEN MENTO

ROBERT P BRYAN	ALAN H TERAMURA

BRENT BRYSON	RONALD & SUSAN MEREDITH

VERONICA ORTIZ BUCK	JOHN G MERGNER SR

KEVIN & ANNA BUCKMAN	ZELPHIA MERKEL

HAROLD L & LILA M BUMANN TRUST	THE IAN METZKER TRUST

PAUL A & PAMELA J BUMANN	CHARLES M METZLER

SUSAN FORDE-BUNCH	LAURA MICHAEL

J MICHAEL BURDINE	JOHN D MICHAELSEN

JOE ED & NAN JO BURNAM	GARY & PATRICIA MIDDLETON

RICHARD C BURNHAM	LLOYD K MIGITA

GREGG K BURRELL	JOSEPH M MILETI

JACK L BURRELL REV TRUST	ROBERT MILLARD

CHRIS BURROWS	WENDA H MILLARD LIVING TRUST

DONALD W BURT	BEVERLY PATRICIA S MILLER

RICHARD S BURTWISTLE	MILLER TRUST

DAVID M BUTLER	DONALD L & CAROL A MILLER

JULE B BUTLER	MAX & ROMA MILLER

RAYMOND J BUTTSCHAU TRUST	RENEE L MILLER

FELIX & REBECCA CACCIATO	STUART & NANCY H MILLER

PIIILLIP L CACIOPPO	GEORGE G MILNE

JOHN & JOANN CAHILL FAM TRUST	MARY H & JOHN MILROY

LEE K CAHOON	RALPH W MINARD LIVING TRUST

CHARLES L CALCATERRA III TRUST	LOIS A MINTO REV LIVING TRUST

ESTHER CALCATERRA REV LIV TRST	RUTH J MISCHNICK DEC OF TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
NICHOLAS J CALIO	KATHLEEN MITCHELL

MICHAEL SHAWN CALLAWAY	TERESA V MITCHUM REV LIV TRUST

GERALD S CALVERT	STEPHEN R & CHERYL A MIXSON

RAUL N & SUSAN CALVO	CHARLES W MOCK

ROBERT L CAMENZIND REV LV TRST	CARL J & JUDITH A MODZINSKI

GERALD DEE CAMPBELL	MARY F MOELLERING REV LIV TRST

JOE CAMPBELL	STEPHAN MOGELNICKI REV LV TRST

JEFFREY & STACY CAMPBELL	JOHN W MONSTED

HOLLIS B CANTERBURY MGMT TRUST	DONALD & BARBARA MOORE

CARACCIOLO FAMILY TRUST	FRENCH H MOORE JR

JEFFREY A & DEBRA J CARDWELL	LUTHER JOE & JANET K MOORE

RICHARD B CARLSON	SUZANNE E MOORE

RICHARD M CARLSON REV TRUST	BARRY G & CAROLYN C MORLOCK

DONNA CARLTON	ROBERT DALE MORRIS

PATRICK T & HEIDI A CARNEY	DALE G MORRISON

RICHARD P CARNEY	VIRGIL ROBERT MORROW

TIMOTHY W CARNEY	WILLIAM C MOSIER

NICHOLAS CAROSI III	BARBARA Z & DAVID S MOSS

WILLIAM T & CAROL A CARPENTER	KIRK MOTSENBOCKER

CARR FAMILY REV LIVING TRUST	BRIAN A MOTTER REV LIV TRUST

RICHARD W CARR	LAWRENCE GORDON MOUNTFORD

CARROLL LIVING TRUST	DAVID S MOWATT

ROBERT C CARROLL JR	ELEANOR MOYLAN

JAMES A CARTER FAMILY TRUST B	RICHARD & JANE D MULBERRY

JAMES A CARTER FAMILY TRUST A	JAMES MULKEY

THOMAS & MARGIE CARTER	VIRGINIA M & LAUREN N MULKEY

WILLIAM CASAGRANDE	C ROD & JANN D MURCHIE

FLYNN CASE	EDWARD P MURRAY

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
GRAEME M & LINDA A CASE TRUST	WILLIAM C MUSSON

CHARLES & MARTHA CASHION TRUST	DONALD W & SHIRLEY A MYERS

MICHAEL L CATLETT REV TRUST	MALVIN L MYERS

JOHN P CAVANAUGH REV LIV TRUST	STEVE W MYERS JR

DAWN M CAVENEE	NAES LIVING TRUST DATED 2/6/1

CAZAUX LIVING TRUST	MICHAEL A NAGAO

DOUG CESAR TRUST	MARK M NAKATSUKASA

JOHN T & PAULA J CHAFFEY	NANA FAMILY TRUST DATED 8-4-97

AMBROSE CHAN	ROBERT F & CYNTHIA C NASH

SHUN HING V CHAN	PHILLIP R NEFF REV TRUST

ELDORA L CHANG	MARY LEIGH ARMSTRONG NEIL

SAMUAL CHAPIN	NELSON FAMILY REVOCABLE TRUST

DAVID & DIANE CHARLTON	MAYNARD NELSON

JANE E CHARREY LIVING TRUST	A ROBERT NEURATH

NEAL A CHASTAIN III	DONALD & CATHY NEVELS

PAUL J CHATMAN	VIRGINIA V NEVILLE

RAJESH S CHAWLA	ANNMARIE NEWMAN

FRED W & MARSHA J CHAY	SCOTT A & PAMELLA S NEWMAN TST

JOHN P & LINDA K CHEMALY	JAMES L NG

DAVID & JULIE CHEMIN	THOMAS E & JOYCE L NICCUM TRST

WENFU & HUIYING CHEN	RANDALL W NICHOLS

A D CHERRINGTON	DANNY F NICOL

JOSEPH M CHESMER	THE NICOLAI FAMILY TRUST

LAWRENCE M T CHEW	VAN A NIEMELA

JANICE E CHILDRESS	FREDRIC NORITAKE

JENNIE L CHIN TRUST	PELHAM N & MARION D NORRIS TRS

MICHAEL & DAWN CHITWOOD	ROGER A NOSAL TRUST

ROBERT F & MARY C CHITWOOD	STANLEY L & BETTY J NOVE

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
ROBERT CHLEBEK	NOVIL INC

DANIEL CHOJNOWSKI REV TRUST	KATHLEEN J NUCKLES

GEORGE F & MARIAN L CHRISMAN	BRIDGET M NUROCK

DONALD & BETTY CHRISTIANA TRST	MICHAEL P O’BRIEN

JAMES R CHRISTIANSEN	THOMAS MICHAEL O’CONNOR

JOHN L CHU MD	THERESA A OGLES

LORIN CHUN	THE OLDENBURG LIVING TRUST

ROBERTS J CHUSTZ	BYRON & JANA RAE OLIVER

JOHN L III & SUSAN CIPYAK	BRANTLEY T & HARTLEY G OLNEY

BRUCE B & GABRIELE D CLARK	THE OLSEN FAMILY TRUST

EDWARD F CLARKE LIV TRUST	AUDREY J OLSON

JOHN CLARK	MARLAN V OLSON

MICHAEL G CLARK REV TRUST	RICHARD & MELODY D OLSON

STANLEY CLARK	ROBERT J & KATHLEEN J OLSON

TOMMY J & MICHAELYN CLARK	JAMES & LISA O’NEAL

PATRICK J & BRENDA CLARKE TRST	MICHAEL & JANICE O’NEAL

ROBERT CLAYTON	PAUL & JUDITH O’NEIL

OPAL CLIFF TRUST	LLOYD D OPFER

CLIFFORD PARTNERSHIP LTD	OPPENHEIM LIVING TRUST

MICHEL D & VICTORIA L CLIFFORD	JOHN R & PATRICIA A OSBORNE

CLS ENERGY ENTERPRISES II	DARLINE J OSTAPIUK

GALEN & KATHY COBB	M KENT OTTO

COFFIN FAMILY TRUST	LESLIE S OTTO TRUST

MICHAEL A COGDALL	JOHN C OTTS MD

DONALD W COHEN	OUTLAW FAMILY TRUST

LINDA HUDSON COHEN	KNOWLES A OVERHOLSER

MARK COHEN	DAVID K PADGETT

LOIS COHORST	JOHN BRAMWELL PADGETT III TRST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
CHARLES H COLBY	CHRISTOPHER PAGE

STEPHEN W COLBY	MUKUND G & SUREKHA PAI

W1LLIAM B COLBY	OLIN R PAINTER

TAMARA LEE COLGAN	GIAMPIERO PALLADINO

DR GARY R COLLINS	PALMER FAMILY LIVING TRUST

JEFFREY T COLLINS	STEVEN G PARADISE

KATHLEEN A COLLINS	JANET H PARKER

MARK A COLLINS	AMELIA P PARKERSON

RITA P COLLISTER REV LIV TRUST	PATRICIA PARRINO

JOHN J CONDEMI MD	CAROLYN E PARSONS REV TRUST

ROSE MARIE CONFESSORE	SARA A PARSONS

RANDALL E & VELIA L CONGER	SADASHIV D PARWATIKAR

CONNORS FAMILY LIVING TRUST	WAYNE & SHARON PASCHALL

PATRICK J CONROY	MARY B PASPALAS

WILLIAM M CONROY III	PRAFUL & JASHODA PATEL

CHRISTOPHER C COOK	DONALD W PATT LIVING TRUST

DAVID COOK	LEWIS PATTERSON

J C JAMES COOK III	RICHARD W PATTON

LEROY COOK	LARRY E PAUL

GEORGE III & MICHELLE COOKE	LUCY M PEARCE REV TRUST

THE COONS FAMILY TRUST	SHERRY LEE ALEXANDER PEARCE

JOEL & JANET COOPER REV TRUST	GARY L & HARRIET L PECK

TOM COOPER	DAVID R & BARBARA G PEIRSON

HOWARD CORBETT	JOHN T PEISTRUP REV TRUST

VIRGIL CORCORAN	MARION & RENE R PELEMAN

ANAZION CORDEIRO	HENRY A & CAROLYN F PELLERIN

RICHARD & CHRISTINE CORSARO	SCOTT J & JANELLE J PELLETIER

BRENT J COSGROVE	LEE D PENNINGTON

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
BARABRA COSSARINI LIV TRUST	FRANCIS L & CLAUDEEN M PENRY

PAT A COSTA	BRIAN & LISA PERKETT

MICHAEL J COSTIGAN	BONNIE PERKINS

GARY COWGER TRUST	SAM & BETH PERLOZZO

CRABTREE ENTERPRISES LLC	JOSEPH & LIZETTE PETER

JAMES A CRAIG	PATRICIA P PETER REV LIV TRUST

STUART CRAWLEY MD	CLAUDIA H PETERS

ALEXANDER B CREDLE JR	DAVID W & DIANE M PETERS

DAVID L & DEBORAH L CRIFASI	JOHN D & BERNICE L PETRICH

FRED D CRISP	PFEIFFER-BENET FAMILY TRUST

ROBERT & JANNA CRIST	LEE R PHELPS JR

MILTON O CRITCHFIELD	RICHARD W PHILLIPS

PARISH M CROPP	THE PHILLIPS FAMILY TRUST

CROSS FAMILY LMTD PARTNERSHIP	ALAN D PIAKER

FRANK & BRENDA CROUCHER	DEAN R PIETERS REV TRUST

LOUIS M & DONNA M CUBELLI	RAYMOND P & DEBORAH J PIKULSKI

ERIC CUMMING	SAUL & NANCY PILCHEN

DAVID J & NORA M CUMMINGS	MARCUS PINNOCK

KYESON A CUMMINGS	ROBERT A PIQUETTE

F GARY CUNNINGHAM	JANNA H PIRKLE

C PATRICK & MARIA C CUNTZ	ANTHONY J PIRRITANO

JOSEPH R CURRY	JAMES O PITLYK LIVING TRUST

TERRY L CUSICK	HAROLD & BONNY POAGE FAM TRUST

CZYSZ LIVING TRUST	ROBERT G POAGE JR FAM REV TRST

TOM DAGENBACK	PODOSKI REVOCABLE TRUST

SANDRA DALEIDEN	ROBERT D & GLINDA B POE

PETER K DALY TRUST	DANIAL L POEL

BARRY & CARYN B DANOFF	LARRY W POESSNECKER

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
NED & SHARON DANUSER	PAUL POESSNECKER

R RUSSELL DARBY	DR HARTLEY POLASKY

JOHN A & NANCY R DAVIDOVICH	SHARI POLIQUIN

MARJORIE B DAVIES	RICHARD & DEBRA POLLAK

ANITA C DAVIS TRUST AGMT	HENRY J POLLEY

DALE & KAREN DAVIS	MICHAEL J POLLEY

DAVID H & DONNA M DAVIS	JON POLOKOFF LIVING TRUST

L W DAVIS	RONNY & KAREN POPE

RICHARD & JOAN DAVIS	RANDY J & PAMELA K POTTS

ROBERT C & MARY A DAVIS	HELOISE POVEY

SHERRI DAVIS	CAROL S POWELL

STEVEN R DAVIS MD	TIMOTHY E POWERS

ELAINE C DAWSON REV LIV TRUST	NORMAN & MARILYN POWITZKY

KERRY P DAY	PAUL R & SINA M I PRADEL

GARY DEJONG	PRAG LIVING TRUST

VINCENT J DEANGELIS	PRATHER FAMILY TRUST

THE DEBRUIJN FAMILY TRUST	WARREN PREHMUS

DANIEL & GAYLE DECKER	CANDICE D PREJEAN

CHARLES & ALICE DECOSTERD TRST	BART & KELLY PRESTI

ANE-GRETHE DELANEY	HARRY H PRICE

GLYNN J DELATTE	THOMAS PRICE

CURTIS A DELEGARD	PRINCE 2002 FAMILY TRUST

ROBERT C & DONNA D DELUCA	LEE A PRIVETT TRUST

DAVID D DEMCHUK	ANGELA & THOMAS PROST

ALVIN J JR & ELAINE M DENNIS	RONALD E & NANCY J PURCELL

VERNETTA DERAMUS	PAMELA R PUSATERI

JEROME & CAROL J DEREGO	THOMAS J PUSATERI

MICHAEL DEVINE	THOMAS J & PAMELA R PUSATERI

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
EDWIN E DICKAU	BILL & MARY QUATTLEBAUM

DAVID M & JANE DICKERSON TRUST	QUATTLEBAUM FARMS INC

MARY MILLER DICKINSON	MICHAEL QUINN

MICHAEL & KATHLEEN DIESMAN	MICHAEL QUINN

DILL LIVING TRUST	DAVID & ELISSA QUIROZ TRUST

TOM DILLEHAY	R & J ENERGY ENTERPRISES III

C RON DILLON	RAYMOND R RACKLEY

NORMA J DILLS REV TRUST	WILLIAM & SHERRY RADCLIFFE TRS

MARY E DIPPOLD	M CYNTHIA RAHM LIVING TRUST

LOUIS DITOPPA	BRUCE J RAILEY

WILLARD L & CLETA B DIX	PETER & JO ANN RALL

PAUL DODGE	SWAMINATHAN RAMANATHAN &

JOHN DOERING	MARK RAMSEY

BRENDAN & RHONDA DONNELLY	CHRISTOPHER J RANCK TRUST

RICHARD DONNELLY	RONALD L RANDALL

JEFFREY R & JULE K DOOM	BRIAN RANELLE

SHARON DOREY	DONALD RATAJCZAK PHD

NANCY L DORLAC TRUST	JAMES L RATHBUN

ROBERT W DORN	ARLENE LOWY RAU

DONALD J DORR	MARVIN RAY REV TRUST

VICTORIA J DORR TRUST	JOHN & KIMBERLY RAYBOULD TRUST

STEVE C DOSSIN	RCB ENERGY ENTERPRISES LLC

DOUGHER SURVIVOR TRUST	RAYMOND H REBECK

PATRICK E DOUGHERTY REV TRUST	MICHAEL & KATHY RECKERT

DONALD & JACQUELYN DOWNER	SHAWN M RECORD

PAMELA M DOWNER	MELVIN J JR & SUSAN RECTOR

FANE S DOWNS	REDDY FAMILY TRUST

JAMES C DOWNS	REEGLER FAMILY TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
DOX & HANEY REVOCABLE TRUST	FRANCIS C REESE

KIMBERLY K DRAKE REV LIV TRUST	NORMAN RANDALL REEVES

GALEN & LINDA DRENNAN TRUST	SCOTT REEVES

GERHARD DREO	JAMES V REGIER

SUSAN J DRUMMOND	JAMES E & JANICE K REID

SUSAN HEDRICK DUCLOS TRUST	MARJORIE J REID FAMILY TRUST

PATRICIA Q DUKE	THOMAS & NORMA REILLY

GLEN B DUNBAR III	DEBRA ANN REIMERS

SUSAN T DUPONT REV TRUST	GLEN J REINKEMEYER

MICHAEL WILLIAM DUPRE	SETH M REISS

THOMAS E DURKIN TRUST	WINSTON J RENOUD

GREGORY DURRETT	ROBERT A REPP

DAVID R DYE	VINCENT REVELS

G RYAN EADS	TIMOTHY REYHONS

KATHY S EBBERT	PHILIP H JR & TADAKO RHODES

THOMAS R ECHOLS SR	ADRIEN P & ODETTE M RICHARD

DOROTHY ECKERT TRUST	DAVID J & HAZEL M RICHARDS

JAMES & DOROTHY EDLER	GEORGE S RICHARDSON

M E & JOAN E EDWARDS	BARBARA J RICHTER LIVING TRUST

EDWARD EITCHES	DAVID E & DONNA L RINEY

GARY ELDER	JAMES C RINGENOLDUS TRUST

JOHN C & BETH F ELKINS	RJS TRUST

DAVID W ELLIOTT REV TRUST	DAVID & TRICIA ROBERTS

GREGORY M ELLIS	MAX ROBINOWITZ REVOCABLE TRUST

REX J & GINA L ELLISON	PAUL ROBINSON

JAMES & DOROTHY ELSBROCK	BRUCE W ROBSON

HOWARD ELSON	LUCILLE A ROCHE

DAVID K ENDO TRUST	BONNIE ROCHMAN

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
MARX E ENGBERG	EDWARD & DEBORAH ROCHMAN

FREDERICK D & GLENNA ENGLE	JERRY ROCHMAN

WILLIAM N ENGLE	MARC ROCHMAN

JACK R & WANNELL T ENGLISH	ROGER ROCHMAN

THOMAS R ENGLISH	STEPHEN C ROCHMAN MD

SIMON BOBBY & DEANNA ENGRAM	BARBARA PIKE ROCKEFELLER TRUST

DONNA GAIL ENRICO	BERNARD RODELL

BRUCE & APRIL ERICSON	LANE & IRIS C RODGERS

KNUT & ANNETTE ERIKSEN	DONALD J ROENNIGKE REV TRUST

JOAN H ERIKSON REV LIVING TRST	MARK C & SHERI A ROGERS

JUDITH A ESPY REV LIV TRUST	MARK R ROGERS

MICHAEL S ESTES	ROBERT ROGERS

ROBERT CHARLES & BEVERLY EVANS	ROBERT ROGGE

ROBERT G & MARILYN A EVANS	BRUCE & ADRIENNE ROGOVE

SANDRA R & EVERETT J MAY TRUST	SAUNDRA A ROHRER REV TRUST

DENNIS C & CAROL EXSTED	TONY C & SHELLIE ROISUM

NANCY M FARMER TRUST	BETTY T ROMAN

CHRISTOPHER FASNACHT	ANTHONY & BETH RONDEAU

PORTIA FAULKNER TRUST	ROBERT A ROOD

STEVEN C FEDER	SID H & DOLORES J ROODA TRUST

FENNELL & MONDAY LIVING TRUST	JOHN ROONEY

METAXAS FERENTINOS	JOE A & ROLYNN M ROSE

FERGUSON REVOCABLE TRUST	PAUL F & KELLY R ROSE

FERRE & MARQUET TRUST	DAVID ROSEN

FETTERS FAMILY TRUST	LEONARD ROSENBERG LIV TRUST

G PETE FIELDS	IRVING ROSONBLUM LIVING TRUST

KENNETH TODD & JANET S FIELDS	WINSTON B & GLORIA ROSS

RONALD FILANTE	MICHAEL P & MADONNA B ROTH

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
MICHAEL J & MARGARET FILINGERI	ROBERT & LINDA ROTHERMICH

VINCENZA P FILINGERI REV TRUST	JEFFREY A & DABNEY H ROUSH

JOSEPH P & TONI M FINCO	JEAN V ROWE TRUST

DORIS W FINDLAY TRUST	KEVIN S ROWE TRUST

ADELE J FINLEY REV LIV TRUST	PAUL J ROY

CHARLES BREWER FISCUS TRUST	THOMAS ROYMAN

RALPH O FISKNESS	GERALDINE ROZEK LIVING TRUST

JERRY & SHARON FITZGERALD	JOHN W RUDIBAUGH

RICHARD H FITZGERALD LIV TRUST	LO-I RUEFENACHT LIVING TRUST

ROBERT & ELIZABETH F1TZGIBBONS	FRANK J RUFFINO LIVING TRUST

A KEN FLAKE	LOUIS M RUGGIANO

RAYMOND L FLAKE	DALE C & KATHRYN B RUSSELL

JEFFREY C FLAMM LIVING TRUST	JOHN & ELIZABETH RUSSELL

RONALD G FLANARY	ROBERT A & ELLA M RUSSELL

SIDNEY FLEISCHER	THOMAS G & SUZETTE B RUSSELL

KENNETH E FLEMING	SAAR TRUST

NANCY S FLETCHER	PAMELA S SAASEN

CATHERINE FLOWERS	THE SAB TRUST

STEPHEN M FLUEGGE LIV TRUST	JAMES & AMANDA SAFKA

FOGLE LIVING TRUST	KAREN SAGAN TRUST

DAVID & SHELLI FOLKES TRUST	PATRICIA ANN SAINT-MU REV TRST

ANDREA M FOLTZ	ROBERT F SALSITZ

YVONNE S FONG	JOHN E SAMPSON

RALPH N & KATHLEEN S FORAKER	BRANDEE K SANBORN

SAM C FORD	LOUIS EDWARD SANCLEMENTE TRST

MICHAEL J FORKINS	CAROLYN R SANDVIG

EMMETT B FORMBY	SUSAN M SANDVIG-SHOBE

HARTLEY SCOTT FORSBERG	SANFORD FAMILY TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
THE SHANNON FORTUNY TRUST	RICHARD B SANFORD

JEFFREY A & JANET L FOSSELL	DAVID E SARTAIN

JEAN C FOSTER	RALPH T & JOAN T SAVARESE

CHARLES W FOWLER	NATHAN SAVITZ

MARK D FOWLER	LYNDA L SAWCHUK LIVING TRUST

DAVID H FRANCISCO	JON H SCARPINO

SIDNEY N FRANKS	CASEY SCHAAF

LAWRENCE E FRANSSEN	STEPHEN J & JO E SCHAAF

ANDREA T FRAZER LIVING TRUST	STEPHEN R SCHAEFER

JARED FREDRICK	DEAN A & KAREN B SCHAEFFER

PAUL A FREDRICK	WILLIAM O SCHAFFNIT

THOMAS C FREDRICK JR	GWENDOLYN J SCHARP

FREEMAN FAMILY TRUST	RONALD SCHELLHASE REV TRUST

JEAN ANN KRBECHEK FREY	WAYNE F SCHILLY REV LIV TRUST

ROGER FRICKEL	DANA L SCHMELLER REV LIV TRUST

LOREN J FRIDGEN REV TRUST	RONALD & CAROL SCHMIDT LIV TR

WILLIAM M FRITZ	VERNON J & BETTY JANE SCHMITZ

GERARD & SHERRILL FROESEL	ISADORE JULIUS SCHOEN TRUST

STEPHEN A FROHLING TRUST	ROBERT L SCHROEDER

ROBERT FROMM	TIMOTHY D SCHROEDER REV TRUST

JO ANN FRY REVOCABLE LIV TRUST	JOHN R SCHUENEMANN

ROBIN & DAN FULLER	MARYANN SCHUERMANN REV TRUST

LEROY FUNDINGSLAND	DANIEL S SCHWARTZ MD

JOHN G GAFFNEY	GARY G & JERIE A SCHWARTZ

RICHARD C GAGE	JILL A SCOTT

EDWARD J & ROZELEA B GALLATIN	MICHAEL W SCOTT LIVING TRUST

THOMAS H GARNETT	BETTYE SCOVILLE

ROBERT M & TONI N GARRETT	JED & GLENDALEE SCULLY

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
NANCY L GASHO LIVING TRUST	JOHN A III & CYNTHIA A SECRIST

STEPHEN & LINDA GASPAROVICH	JOAN L SEDLACEK TRUST

CARL S GATES LIVING TRUST	SUSAN L SEEP LIVING TRUST

VICKI GAUSEPOHL	MICHAEL D SEGAL

MARTY GAWLAS	JANIE T & ROBERT P SELLERS

GEORGE E GEIER MD	SEREDIAN FAMILY TRUST

JOHN M & DEBORAH L GENTRY	KRISTEN A & ERIC D SEVERSON

MICHAEL & MARY GEORGAROS TRUST	DANA M SEXTON

KEN GEORGE	SCOTT A SHACKELFORD

TRACY I GEORGE TRUST	KAREN C & TIMOTHY SHAFFER

FRED & JEAN E GERGER	RAYMOND SHAFFER

PAUL N GESME	MARK A SHAPIRO

JOSEPH M GIAMBALVO	ANNETTE SHARP

VICKI GILES	HUGH G SHEARIN

GEORGE J GILLEN JR	JUNE S SHEARIN

SAMMY GILLIAM	DAVID C & LYNN SHEFFIELD

JOHN P & TAMMIE L GINGAS	ERIC A SHELDAHL

MARTHA H & LEE G GISCLON	ERIC A SHELDAHL

THOMASINE L GISSEL	ROBERT L IV & KAREN K SHEPPARD

ROBERT H GIST	DOUGLAS J SHILLIDAY

MARGO M GLATER	ROBERT & CATHY SHORMA

MARC F GLICKSTEIN	ROSANNE SHORMA

JOHN M GLIDEWELL LIV TRUST	RUTH M & JACK SHUCK

LAVERNE C GLOVER TRUST	DAVID A & JEAN SHURTLIFF

MICHAEL E & KAREN C GODAR	KENNETH D & DARLENE SIDES

GARY W & JANINE L GODWIN	DAVID T SIGNORI TRUST

KENNETH L GOEWEY	BARBARA K SILBER

S L GOFF LTD	DAVID M SILBERMAN

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
DOROTHY I GOGGIO REV LIV TRUST	ANN MARIE SILVIUS

GOLBA REVOCABLE TRUST	SIMMONS REVOCABLE TRUST

EUGENE GOLDMAN	KRISHNA K SINGH

HARRY GOLDSMITH LIVING TRUST	SARLA SINGH

JAMES GOMEZ TRUST	JOHN N SINGLETON

GARY D & JAN M GOOD	DENNIS S & GLORIA SIROSKY

LARRY S GORDON	RICK & PAULA SITZMAN

JOHN E GORELY	MIKE & LAURA SKAGEN

JOSEPH D GORG REV LIV TRUST	THOMAS & KATHY SLAUGHTER TRUST

CECILIA L GORMAN	GUY WAYNE SLEDGE

ROGER A & JANET R GORMAN	MITCHELL J & TONI M SLEEME

ROBERT L GOSSET TRUST	SUZAN SLOAN

PAMELA P J & GLEN T GOYA	RICHARD E SLYE TRUST

ROBERT J & JENNIFER C GRAHAM	GREGG A SMITH

JAMES G GRATTAN MD	LAURA A SMITH

MICHAEL A GRAVEN	R CRAIG SMITH

MICHAEL A & BETTY L GRAVEN	RETHA SMITH

DAVID N GREEN	RICHARD M SMITH

R FLOYD GREEN	ROB & KARLYN SMITH TRUST

MELISSA M GREER	ROBERT H & LYNN R SMITH

GREICO FAMILY LTD PARTNERSHIP	RONAN & CINDY SMITH

JOHN & MYRA GREVE	SAMUEL E SMITH

JESSE J GRIFFIN JR	SARA G SMITH

MELISSA A GRIFFIN	SETH M SMITH

JOHN P GRIFFITH	STEWART E SMITH

ROSS G GRIMBALL	WILLIAM EASBY-SMITH

THOMAS O & KATHY A GRISHAM	JEROME E & JOAN R SMOLA

MARYANN GROODY	MICHAEL H SNEDDEN

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
HOWARD M GROSS	SHIRLEY C SNOWDEN

ALLAN B & ANNETTE GROSSMAN	SOLOTKIN INVESTMENTS LTD

DAVID L & DIANE M GRUBBS TRUST	VICTOR N SOLT

MARK J GRUDZIELANEK	GINA F SONDER

GTF ENERGY ENTERPRISES II	ARVIN D & FRANCES C SOOTER

JOSEPH A GUALDONI LIVING TRUST	RICHARD A & JUDITH B SOSIS

VICTOR J GUARINO	JONATHAN D SPANGLER

TODD J GUERIN	DAN D & DIXIE L SPARROW

ANTOINETTE V GUIDO	JAMES T SPEIRS REV LIV TRUST

RHAOUL GUILLAUME	JOHN B SPENADER TRUST

PAULA M GULLEY	CHARLIE & ANN SPOHN

SUMIKO GUMMERT TRUST	MARC R SPORTSMAN

VINAY S GUNDI	SPRATT LIVING TRUST

THE GUNTHER 93 FAMILY TRUST	EDWARD T SPROCK TRUST

ROBERT W GURNEY	WILLIAM W & JACQUELINE SPROUL

PATRICIA ANN GUTER TRUST	JAMES A STACEY

C SCOTT & BARBARA GUTSHALL	JOSEPH & ROSEANNE STACHECKI

GEORGE E GUTTSCHALK DECL TRUST	ERIC & BENNETH STAFFORD

MICHAEL A & SUNAY GYORI	DANIEL STAHL

CHRISTIE A HAACK REV TRUST	DAVEY B & NANCY C STALLINGS

SUSAN HAAG	JAMES M STANFIELD

VICTORIA HADDOCK TRUST	WAYNE STANIEC TRUST

CAROL L HAERTLEIN	DWIGHT L & PAULA K STANLEY

ANNE S HALL	STEELE FAMILY TRUST

DOROTHIE HALL TRUST	WILLARD JAMES STEGER

RALPH F HALL	MARK R & CAROL C STELLHORN

HALLMARK-SOUTHWEST CORP	JOHN STENGEL

ELIZABETH W HALLORAN	BRADLEY T STENSRUDE

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
JOHN HALUSCHAK	JOYCE E STENSRUDE REV TRUST

KENNETH HALVELAND LIVING TRUST	ALFORD L & JANET E STEPHENS

WILLIAM H HAMES	ROBERT P & PATSY L STEPHENS

HAMILTON LIVING TRUST	THOMAS M JR & KATHLEEN STEPP

STEPHEN & MARY K HAMILTON TRST	STEUDTNER FAMILY LIVING TRUST

DON HANEY	BILL J STEWART REV TRUST

HOLLY HANING	DR JAMES H STEWART JR

TERENCE HANLEY FAMILY TRUST	MICHAEL STEWART

LISA J HANSARD MD	WARREN B STICKNEY

JERRY S & CATHY HANSEN	TERRENCE E & CHERYL B STIFTER

LOREN & MARTHA HANSEN	ALVIN L & CYNTHIA M STIGGE

STANLEY & SUSAN HANSEN	MICHAEL STILWELL

WILLIAM W & DIANNE S HANSEN	GUY T STINSON

DENNIS L HANSON	PAMELA L STINSON

ROBERT HARDCASTLE FAM LTD PRTS	ANDI & JOHN STIX

LEONARD R & JENNIFER K HARRAL	A J & MARJORIE GAYLE STOLL

ROBERT C HARRINGTON REV TRUST	DELORES A STOLTMAN

GEOFFREY H & STACY HARRIS	PETER A STOLZE

JANET L HARRIS LIVING TRUST	ROBERT E STORY JR

JOEL HARRIS	MARTIN STOTT SR

KEVIN E HARRIS TRUST	MELROY STRACKE

ROGER HARRIS FAMILY TRUST	LEO STRAKA TRUST

DAVID A HARRISON	ROBERT R STRAKA

KENNETH O HARRISON REV LIV TST	MELFORD L STRAND LIVING TRUST

NANCY K HARRISON REV LIV TRUST	RICHARD L & BEVERLY J STREAN

ROBERT & ANASTASIA HARRISON	NORMAN R STRICKLAND JR

STEVEN KAI HARRISON	JOHN H SUCHAN REV LIVING TRUST

BRIAN T HART	MARY E SUDBROCK-LUCIDO TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
JANIS A HART REV LIVING TRUST	MARILYN M SUE LIVING TRUST

JOHN T HARTLEY	GLENN S SUEYOSHI

GEORGE R HARTNETT	JAMES & JAMIE SULLIVAN

DONNA L HARVEY	JOSE M JR & ROSEMARY SUMAJIT

JOHN C HARVEY	ROHAN SUNDARALINGAM

TED HASSELBRING	MICHAEL D & MARCIA L SUPA

NICK HATZIS	SUPPAN LIVING TRUST

HAVELKA HOLDING CO LP	SURGICAL TEACHING ASSOC PLLC

BRADLEY & KIMBERLY HAWPE	WILLIAM J & POLLY SURHOFF

HAZLETTE FAMILY TRUST	VERNON & TERRI SUTPHIN

KAREN R HEAD REVOCABLE TRUST	PATRICIA L & STEVEN C SUTTER

MICHAEL L HEBBLETHWAITE	JAMES H SWAIN

NANCY HEDRICK	TERRI J SWANSON

CHARLES B HEDSTROM	WILLIAM M & CANDACE K SWAYNE

JOHN E HEILSTEDT LIVING TRUST	BRADLEY J SWENSON

ROBERT J & CATHERINE HEINSOHN	MARK & WENDI SWIDLER

LYLE HEISS	D SWIFT & MAGGIE SWIFT RLT

JON HELGESON	MICHAEL A SWINKELS

DAVID A HENLEY	JESSE L & CHARLENE SZWARGULSKI

JEFFREY D HENRY	DAVID G & BEATRICE M TAKACS

BILL R & SANDRA E HENSLEY	RANDALL L TALLENT

R MARK & ELIZABETH R HENSLEY	NANCY & ALBERT TALLEVI

MATHIAS C HERMANN LIV TRUST	GEORGE TAMASHIRO TRUST

JAMES R HEROLD TRUST	MARK K TAOSAKA

LINDA C HESS	TAYLOR FAMILY LIVING TRUST

D LANCE HIDALGO	JAMES A TAYLOR

JOHN H HIGH	NEIL C & DIANE TAYLOR

AARON HILL	RONALD B & KATHY L TAYLOR

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
ALLEN P & JANIE L HILL	GEORGE TCHOBANOGLOUS

HILL-CURRIE FAMILY TRUST	GEORGE S & SUSAN D TEMPLETON

MAX I HIMMEL	NANCY K TEMPLETON TRUST

DARRELL & SUE HINSON	DONALD C TEMPLIN

KENDALL J HIRAI	DOUGLAS J & JACI L TERPSTRA

DEANNE W L HO	SUSAN F THAIN REV LIV TRUST

MARIAN Y L HO TRUST	DOUGLAS THARP

DAVID S HODGES MD	SEE BA THEE

DIANE J & GREGORY P HOFER	ALBAN P THIERY

HOFFMAN LIVING TRUST	LON & BEVERLEY THOMAS TRUST

ROLAND U HOFFMANN	THOMPSON FAMILY TRUST

ROBERT H HOH TRUST	LARRY D THOMPSON REV LIV TRUST

LACI HOLDEN	WALLY & CHRISTINE THOMSON

DEAN A HOLLAND	JULIA THORPE TRUST

EUGENE F HOLLAND JR	KATHLEEN H THORPE

EUGENE F HOLLAND SR	THOMAS F TIBBITT REV TRUST

GEORGE D HOLLAND	MARCUS TIDEY

HOLST1NE LIVING TRUST	MICHAEL L TILBURY

CHARLES HOLTON	ROBERT & ONA J TILLEY REV TRST

MARK S & JENNIFER R HOMER	TILTON FAMILY TRUST

BETTY M HONBO REV LIV TRUST	ADAM & JANA TIMMERMAN

R SCOTT HOPPE	LINDA K & TRAVIS A TIPTON

HOPPE-MARKLEY LIVING TRUST	BARBARA TISHERMAN

WALTER K HORIKOSHI	SANJEEVI C TIVAKARAN

JAY DEE HORNE FAMILY TRUST	ADRIAN & PATRICIA TOADER TRUST

EDWARD A HOUSE	ROBERT W TOBEY

HAZEL HOUSTON TRUST	CARMEN & DONNA J TOM

BARBARA M HOVE	JAMES P & MARY LOU TOMKA

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
ROBERT M HOWARD JR	MARY J TONE TRUST

BRUCE HOWELL	JOHN C TORRENCE

GEORGE LEROY & EARLINE HOWELL	ANTHONY & SUE TOSTO

THOMAS F HOWELL	JOHN H TOWERS

EUGENE & MARY HOWLAND LIV TRST	JOANN TOWNSEND LIVING TRUST

CLAUDIA B HUBBARD	ROBERT W & JOYCE M TRECARTIN

MICHAEL G & LESLIE J HUBBARD	TRI-STATE THEATRES

ROBERT C HUBBARD III	WILLIAM R TROEGNER

WILLIAM B HUBBARD	KENNETH M TROMBLY LIV TRUST

JEREMIAH S HUBENY	KENNETH & CYNTHIA A TROTTA

STEVE & JOAN HUDSON	RICHARD & CATHY TRUEHART

DONALD M HUFFMAN REV TRUST	DILLON TRULOVE REV TRUST

WILLIAM R HUGHES	CAROL TRULUCK

CAROL L HUME	HARRY YOSHIYUKI TSUJI REV TRST

RETT & JEANNE HUMKE	RICHARD J TUCCI LIVING TRUST

LARRY & BEVERLY HUMPHRIES	WILLIAM H TUCKER

THOMAS HUNSBERGER	PAUL JAMES TUOHIG TRUST

HUNTER LIVING TRUST	THOMAS D TURNBOW

SEAN M & MARY N HUNTSMAN	GEORGE P TURNER

SHERENE HUNTZINGER	MICHAEL & ASHLEY ULRICH

DIERDRE L HURD	VIRGINIA T UPTON

HURT FAMILY TRUST	ERWIN C & ELAINE USHER

CAROLE LEIGH HUTTON	MARY E UTLEY TRUST

LYNN HYDE LIVING TRUST	ALAN J VAHRENKAMP

LYNN R & DOTTIE B INGALSBE	KEITH C & LYNNE M VALENTINE

MICHAEL R & WENDY IRWIN	JEFFREY S & DELORES J VAN DYKE

PETER & DEBORAH ISACKSEN	KEVIN VAN DYKE LIVING TRUST

CRAIG ISRAEL TRUST SCHEDULE A	VAN EJK DECLARATION OF TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
JOANNE S IVERSON LIVING TRUST	DENNIS P VAN PATTER

REID T IWAMOTO	JOHN D & KAY M VAN RYSWYK

J MULLIGAN INVESTMENTS LLC	DOUGLAS & JEANNETTE VAN WYK

J & E WEBER FAMILY LIVING TRST	PAULA VANDERFORD

DONALD M JACKSON	STANLEY R & JUDITH A VANHEMERT

JIMMY S JACKSON	GREGORY P VANNUCCI

JAMES P & MARY K JACOBS	ROBERT & MARY KATHRYN VARSANIK

THE JACOBS TRUST	CAROLINE J VAUGHAN

THE JACOBSON REVOCABLE TRUST	GEORGE E & CATHY H VAUGHAN

KIMBERLY A JAEGER	NANCY VAUGHN

DONALD E JAHNCKE LIV TRUST	JAMES E VAUX JR

JUDY S JAHNCKE	CRAIG & LORRAINE VECCHIOLA

KEVIN F JAMES	PHILIPPE A M VEETERS

GEORGE JAMESSON	DAVID A & ANNE M VER HELST

MICHAEL D & AMBER L JANAK	DEBORAH S VERDIER

DIANNA S JAQUA	RUSSELL D & WINDI B VERNER

BRUCE & DIANE JARDINE	JOSEPH VILLIRILLO

RICHARD J JAROSINSKI	PATRICIA A VIVIANO REV TRUST

MARJORIE S L JAY TRUST	LINDA FAYE VOGT TRUST

THOMAS & GAYLE C JEMISON TRUST	LOIS K VOLKMUTH REV TRUST

JAMES M JENKINS	VORHEIS FAMILY REVOCABLE TRUST

LEIGH ANN JENKINS MD	RALPH E WADLEY FAMILY TRUST

PETER F & GALE M JENSEN	ROBERT J WAFER

DR VINCENT JOE	KARL WAGNER

CAROLYN K JOHNSON	FRANCES R WAINWRIGHT

EVAH B JOHNSON REV LIV TRUST	CHARLES & KAREN WAKEFORD

HAL H JOHNSON	CHARLES E & MARY K WALKER

J BUFORD & DIANE ROOK JOHNSON	MARY KATE WALKER

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
JOHN G JOHNSON JR	RUSSELL WALKER

MILDRED M JOHNSON REV LIV TRST	JOSEPH R WALLA

RONALD R JOHNSON	BEN & SARAH STRAKA WALLERSTEIN

SHARPE & MARY JOHN JOHNSON	JAY A WALLINGER

JOHNSON-MORENO FAMILY TRUST	ROLLAND L WALLINGER

JAMES M JOHNSTON III	FRANCES WALNE

JAMES & REBECCA B JOHNSTON	ABE WALSTON II

ROY JOHNSTON	WAMHOFF REVOCABLE TRUST

JANET JOKISCH REV LIV TRUST	FREDERIC E & DEANNA M WANZEK

HILLARD D JONES	SANFORD T & DOROTHY WARD

REGINALD & JULIE JONES	BRENDA WARKOW

THOMAS D JONES	DENNIS & MARY ANNE WARNER

TULLIE JONES JR	HAROLD & KAREN WARREN

THE JORDAN FAMILY LLC	RICHARD M WATERS JR

KIRK L & RHONDA K JORDAN	WATSON REVOCABLE LIVING TRUST

CHRISTOPHER & STACY JOSLIN	BEULAH PRUETT WATTS LIV TRUST

JR TEEM ENERGY ENTERPRISES III	ANDREW & JOANNA WAY

JUANITA LAKE PROPERTY LLC	PHILIP R & CATHY L WEBB

DONNA L JUDD REV TRUST	MELBA JEAN WEHMEIER

LEROY & CARLA JUREK	DENNIS & PATRICIA WEIDKAMP TRS

KABALIN FAMILY TRUST	MARGARET E WEILAND

JOSEPH W JR & SUSAN KAHIAPO	ROBYN WEINBERG LIVING TRUST

SHAUNNA SALZETTI-KAHN	JOYCE T WEINGARTNER

JOHN M & ELIZABETH J KAILATH	WEISSBERG FAMILY TRUST

DANIEL L KAISER	GEORGE & LOYD MARILYN WELCH

THOMAS P KALMAN	JOAN M WELTZIEN

HARRY G KASANOW REV LIV TRUST	JANET M WENDORF TRUST

SUSAN C KASPER	RICHARD L WENDORF TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
CHARLES MASARU KATSUYOSHI TRST	CORNELIA WENGHOEFER

DALE & DAVE KATT	MICHAEL J WEPPNER TRUST

THE KATZ TRUST	RAYMOND & CARLA WERNER

BRIAN K C KAU REVOCABLE TRUST	CELESTIA MAE PARSONS WEST

CHARLES KAUFMAN	THE WEST TRUST

LON & ZENA KAUFMAN	WESTFALL REVOCABLE TRUST

CHANDRA S KAUP MD PC	PHYLLIS & CHARLES WESTON

SCOTT KAUP	PAT S WETZEL TRUST

KAWASHIMA LIVING TRUST	JUSTIN WHEELER

TRUDY E KEANE REV LIV TRUST	CHARLES E WHETSEL III

KURT KECHELY	WALTER W & IVA MAY WHITAKER

JARVIS ANDREW KEEL JR	SANDRA L WHITE

JOHN R & WENDY R KEENA	STEVEN WHITE

DEBRA KEITH	WHITLOCK FAMILY LIVING TRUST

DONALD KELLEY	ALTA LEE WHITMORE

ROBERT F KELLIS JR	JAMES R WHITMORE

BRUCE J & JACQUELINE A KELMAN	BARBARA J B WHITNEY

JIM KENNEDY	BEN & SHERRY K WHITSETT

PATRICK H KENNEDY	ROBERT D WHITTEN REV LIV TRUST

SEAN KENNEDY	MAGRID WICHERS

WALTER S & MELANIE KENNEDY	JOHN & JUDY WICK

JOHN & CYNTHIA SUE KENNEY TRST	TY & ANGELA WIGGINTON

THOMAS W & DIANE T KEOGH	WILBERTON GROUP LP

ALAN R & LINDA A KERTZ	EARL J WILDE III

KEVIN P KERTZ	WILLIAM F WILES

PENNY A & DOUGLAS E KEUTHER	WILLIAMS REV FAMILY TRUST

CLAUDE ERVIN & SANDRA KAY KEY	BRIAN C WILLIAMS

CHRIS KIDD	GERALDINE F WILLIAMS REV TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
KENNETH W & ANNA P KIDD	JOHN D WILLIAMS

EILEEN T KILEY	LINDA L WILLIAMS

SHARON KIMBERLEY	GENEVA G WILLIS

ROSEMARY KINDER REV LIV TRUST	JOHN D & SANDRA K WILSEY

ALAN R KING	WOODROW W & EDITH WILSON TRUST

CHRISTOPHER KING	DEBRA E WINDHAM REV TRUST

DORIS A KING	GERALD WINNINGS

E DAVID & BARBARA E KING	FREDERICK WINKER TRUST

BILL KINGSBERY	DAVID WINSTON

KAREN KINSELLA TRUST	MARY B & JEFFERY K WIRTH

JANICE L KINTNER	MATTHEW J & AMY L WISE

ROBERT & CAROLYN KIRSTEN	PATRICIA YODER WISE

RUEKO KITAMI	BRUCE WITTE

SUSAN E KLEE	DONNIE & ADLEE WITTHAUS

MAGGIE KLEIN	CAROL WOLF

DAVID KLEINSCHMIDT	CLIFFORD C M WONG

HOWARD P & DEBRA A KLIER	LESTER G L WONG SELF-TRSTD RLT

KNESS TRUST AGREEMENT	CHARLES D JR & BRIDGET WOOD

MAR A & ROSELLA E KNITTEL	DAVID R & DANNA J WOOD

CRAIG R KNOCHE LIVING TRUST	WOODMAN FAMILY TRUST

THE KNOWLES FAMILY TRUST	RAY H II & JANIE G WRIGHT

GARY H KNUDSEN	ROBERT & LING FU WYLIE

RICHARD M KOBDISH	ROBERT W WYNNE III

DANIEL J KOENIG	DAVID YALOWITZ

WILLIAM SCOTT KOERNER	DENISE & KEITH YANCEY

RODNEY G & JILL KOFORD TRUST	YANDELL FAMILY LIVING TRUST

DR RONALD H KOHLMEIER	SANDRA Y S YAP LIVING TRUST

RONALD & CAROL KOHLMEIER	HASHIM YAR TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
HEIDI E KOIZUMI TRUST	A M & GERALDINE T YAZDI

GREGG A KOLDENHOVEN	LAWRENCE E & ROBERTA S YELLEN

BEATRICE M KONDA REV TRUST	ISAAC & SHOHREH YOMTOOB

ANDREW KORCEK	GABRIEL A YORIO

ORMAND KOSKELA	ARTHUR A YOSHIMURA

MICHELE M KRAFT REV TRUST	DAVID R YOUNG

GORDON A & VIRGINIA L KRAMER	DAVID K YOUNG

JAMES L KRANZUSCH	KATHERINE YOUNG

JOSEPH H KRAUS	MALCOLM YOUNG

KRISTIN BENTLEY KRAY	RALPH G & DOROTHY G YOUNGBLOOD

GARY F & NANCY G KREIL	GLENN R YTZEN TRUST

CHARLES & GAIL KREITNER	JASON B YU

JEFFREY & REBECCA KRIDA	MICHAEL & DEBRA ZAREMBER

RICHARD J & ALICIA S KRIESE	W RANDOLPH & MERRY E ZATOR

CHERYL A KRIESER	ROY & ARLENE ZINANTI

THOMAS R SR & DONNA L KRINGS	RICHARD A & MARGARET ZOLLER

JONATHAN S KROHN MD	DOROTHY J ZUNIGA REV LIV TRUST

SUNDA KROOPNICK